Non-Viral Genetic Medicine Corporate Presentation September 2024

Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “plan”, “forecast”, “intend”, “development”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “would”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to regulatory submissions and commercial product launches.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Holdings Inc. ("enGene"), are not predictions of annual performance, and are subject to risks and uncertainties.  These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, those described in the “Risk Factors” sections of enGene’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2024 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2024, each of which has been filed with the Securities and Exchange Commission (“SEC”) and Canadian Securities Regulators (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report and Quarterly Reports, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene presently knows or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaim any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  None enGene, or its affiliates, or any third parties that provide information to enGene, and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing.  Although deemed sufficient to permit further testing, the limited, early Phase 1 testing to date is not a sufficient basis on which to predict efficacy or safety.  Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the results of Phase 2 clinical testing, which are not expected to be available until 2026. Disclaimers

Detalimogene Voraplasmid for NMIBC Designed to be a practice-changing therapy requiring no change in practice Detalimogene voraplasmid was formerly referred to as EG-70 NMIBC = Non-muscle invasive bladder cancer NMIBC Market Forecast based on internal estimates utilizing multiple source data Highly Differentiated Investigational Product Explosive Transformational Market Opportunity Near Term Commercial Opportunity Well-capitalized, with cash projected into 2027 BLA filing mid ‘26 (est.) Unique combination of clinical activity, tolerability, ease of use NMIBC market forecast >$20B

NMIBC Represents 75-80% of Bladder Cancer Diagnosis

Estimated Bladder Cancer US Prevalence: ~730,000 Patients

Non-Muscle Invasive
80% of newly diagnosed bladder cancer
(~65,000 cases in USA)

Muscle-Invasive
20% of newly diagnosed bladder cancer
(~20,000 cases in USA)

Metastatic



Bladder lumen
Lamina propria
Inner muscle
Outer muscle
Cis/Tis
Ta
T1
Carcinoma *in situ*
Non-invasive papillary tumors
Papillary tumor that invades subepithelial connective tissue

- *<u>Papillary tumors</u>: non-invasive outgrowths from the bladder surface*
- *<u>Carcinoma in situ (CIS)</u>: flat, aggressive cancer that is not easily removed*

Sources: SEER database; Knowles et al., Nat Rev Cancer 15, 25–41 (2015); Isharwal and Konety, Indian Journal of Urology, 2015; TNM Classification, 8th Edition; Tan et al., Eur Urol Oncol (2022): https://doi.org/10.1016/j.euo.2022.05.005

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Bladder Cancer- High Incidence, High Prevalence, High Cost to Society

Rank by Incidence	Indication
1	Breast
2	Prostate
3	Lung
4	Colorectal
5	Melanoma
6	**Bladder**
7	Kidney/Renal
8	Lymphoma (NHL)
9	Uterus
10	Pancreas

Bladder Cancer is among the most expensive cancers to manage per patient due to:

- Ongoing cystoscopy visits, imaging visits, and urine testing every 3-6m
- Progression to muscle invasive disease (MIBC)
- Costly, complex treatments for MIBC (e.g., radical cystectomy) and for metastatic disease
- Estimated >$6.5B total annual cost to manage US bladder cancer patients

Bladder is a Top-10 Cancer by US Incidence

Sources: Mossanen M, Gore JL, Curr Opin Urol. 2014 Sep;24(5):487-91; Clark O et al., Pharmacoecon Open. 2024 Aug 18; https://seer.cancer.gov/statfacts/html/common.html#comparison

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High-Risk NMIBC: A Multi-year Journey Managed by Community Urologists Goal: Avoid Radical Cystectomy and Tumor Progression Beyond the Bladder Diagnosis of high-risk (HR) disease 1st line: Intravesical BCG and/or Chemo 2nd line and beyond: Exhaustion of additional non-surgical options Disease Progression MIBC Treatment (e.g., radical cystectomy) 50% 2-year recurrence Patients commonly treated in community urology clinics over 2-5 year period Patients commonly treated in academic medical centers and/or by oncologists

Radical Cystectomy: Life-Transforming Surgery of Last Resort 6-8 hour inpatient surgery 10% mortality rate 75% complication rate 43% readmission rate Significant (and often lifelong) impact on sexual function, body image, depression, anxiety, and QoL (e.g., urostomy required) Radical Cystectomy remains standard-of-care for treating High-Risk (HR) NMIBC with Cis Image of Radical Cystectomy Surgery PATIENT ABDOMEN Sources: Korkes et al. Urol Int (2023) 107 (1): 96–104; Stitzenberg et al. J Clin Onc, 33.5 (2015): 455-464.2015; Djaladat et al. World J Uro, 35 (2017): 907-911. 7

Non-Surgical Treatment Alternatives Have Major Limitations 1st Line Treatment Factors Limiting Use BCG-TICE Chronic global shortage leads to inadequate treatment and rationing Intravesical Chemo (e.g., valrubicin, gemcitabine, mitomycin) Poor efficacy and tolerability; used as BCG backstop 2nd Line Treatment Factors Limiting Use Pembrolizumab (Keytruda) Systemic agent; requires multi-disciplinary care teams to manage serious immune AEs (not available at most urology clinics) Nadofaragene firadenovec-vncg (Adstiladrin) Viral gene therapy; complex handling and history of limited availability nogapendekin alfa inbakicept-pmln (Anktiva) Requires co-administration with BCG-TICE, which is subject to rationing 8 Total NMIBC Market Opportunity Projected to be $>20B Patients Expected to Cycle Between Available Treatments NMIBC Market Forecast based on internal estimates utilizing multiple source data Additional Sources: Schneider, Bryan J., et al. J Clin Onc 39.36 (2021): 4073-4126; Merck Press Release (https://www.merck.com/stories/facing-a-global-shortage-merck-commits-to-meeting-patient-demand/); https://www.auanet.org/about-us/bcg-shortage-info; product USPI

Detalimogene: “first choice agent” in a multi-year, multi-drug treatment journey, if approved Clinical activity and durability demonstrated: Promising results from Ph1 LEGEND study Potential best-in-class ease-of-use: Non-viral genetic medicine; no specialized handling or cold-chain storage Favorable safety profile observed: Ph1 LEGEND TRAEs were mild, largely instrumentation-related Well-characterized, scalable manufacturing: Cost-effective process supports wide availability Detalimogene: Designed To Be the First-Choice Therapy TRAE = Treatment-related adverse event 9

Non-Viral Activation of Both Innate and Adaptive Immunity Unique mechanism of action uses DNA plasmid to encode large payload of three genes 10 Bladder lumen Intracellular Drug product (DDX nanoparticle) Drug substance (DNA plasmid) dsRNA agonists of RIG-I Secreted IL-12 Activate intracellular RIG-I receptor Locally stimulates incoming T cells

e e e e e - - - - - (Excipient) PEG-PLE Bulk Mixing In-line Mixing PEGylated DDX/DNA Nanoparticle (Non-Viral Drug Product) DDX/DNA Nanoparticle + + + + + + + Non-viral, lyophilized drug product Established at-scale manufacturing of all key components No special delivery or handling requirements + + + + + + + Dually Derivatized Oligochitosan (DDX) Plasmid DNA (Drug Substance) - - - - - - - - - + 2 4 3 1 Industrial-Scale, Well-Characterized Manufacturing Process 11

Phase 1 Demonstrated Promising Clinical Profile Phase 1: Study Design Phase 1 Results Patients: BCG-Unresponsive, High-risk NMIBC with Cis Dosing: 2 or 4 doses in 12-week cycle Cohorts: 3+3 dose escalation (4 dose levels) Endpoints: 1° - Safety; 2° - Efficacy All Dose Groups (N = 22) CR Rate (%) Anytime 73% 3 Months 68% 6 Months 45% Phase 2 Dose (N = 10) 3 Months 70% 6 Months 60%

Detalimogene Was Well Tolerated in Ph 1, No Grade 4/5 TRAEs Observed TRAE = Treatment-related adverse event *Patient had a history of renal failure and recurrent obstructive uropathy with presence of bilateral hydroureteronephrosis at screening – enrollment criteria later modified and excludes patients with a history of persistent or ongoing renal failure. Detalimogene (N = 24) Grade 1/2 Grade 3 Grade 4/5 Patients with ≥ 1 TRAE 13 (54.2%) 1 (4.2%)* 0 (0) TRAE Reported in >10% patients: Dysuria 3 (12.5%) 0 (0) 0 (0) Hematuria 3 (12.5%) 0 (0) 0 (0) Micturition Urgency 4 (16.7%) 0 (0) 0 (0) Urinary Tract Infection 3 (12.5%) 0 (0) 0 (0) No Grade 4/5 TRAEs No safety-related treatment discontinuations Only 1 Grade 3 TRAE reported (Grade 3 renal failure)* All AEs were reversible and largely consistent with catheterization

Pembrolizumab (Keytruda) Nadofaragene firadenovec (Adstiladrin) Nogapendekin alfa inbakicep (Anktiva) + BCG Approval Date January 2020 December 2022 April 2024 Study Design Single Arm, Open label Single Arm, Open label Single Arm, Open label Efficacy Evaluable Patients (N)** 96 98 77 12 Month Complete Response 19% 24% 45% August 2024 Draft Guidance reconfirms single arm open label study sufficient for approval Single-Arm, Open-Label Study Has Been Sufficient for FDA Approval* * For BCG-unresponsive High-Risk NMIBC with Cis ** Study sizes reported based on evaluable patients as describe on USPI Sources: Balar et al., Lancet Oncology 2021, 22:919-30; Boorjian et al. 2022 Lancent Oncology 2021 22(1) 107-17; Chamie, Karim, et al. NEJM evidence 2.1 (2022): EVIDoa2200167 14

Registrational Study Patients: BCG-Unresponsive High-risk NMIBC with Cis Design: Global, single-arm, open label N = 100 Dosing: 4x800ug intravesical at weeks 1,2,5,6 Q3M Endpoints: 1° - CR rate at 12-months; 2° - safety and durability Status: Enrolling, BLA filing planned for mid’26 15

Additional LEGEND Cohorts Expand Detalimogene Potential

		Anticipated Milestones
Detalimogene Voraplasmid (intravesical)	**BCG-Unresponsive NMIBC with Cis** Registrational Cohort 1 n= 100	**Preliminary Data:** Q3 2024 **BLA Filing:** Mid 2026
	BCG-Naïve NMIBC with Cis Ph2 Cohort 2a, n ≤ 30	**Enrollment Start:** Q4 2024
	BCG-Exposed NMIBC with Cis Ph2 Cohort 2b, n ≤ 70	**Enrollment Start:** Q4 2024
	BCG-Unresponsive NMIBC, Papillary-Only Ph2 Cohort 3, n = 50-100	**Enrollment Start:** Q4 2024
DDX Platform	**Urological targets** (undisclosed)	**Preclinical activity ongoing**

Comprehensive IP Fortress Through at Least 2040

All NMIBC cohorts refer to high-risk NMIBC unless otherwise specified
Expected data update, timelines, enrollment targets, and anticipated milestones reflect enGene management's current estimate and are subject to change

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Detalimogene: ‘Practical Therapy’ Ease of Administration for Patients Clinical Activity and Durability Observed* Ease of Administration For Clinicians Ease of Manufacture and Storage Favorable AE Profile Observed* Detalimogene is Uniquely Designed for Busy Urology Practices 17 *LEGEND Phase 1 reported data

Urologist-Friendly Design: Detalimogene Ideal For Early Use



Detalimogene
- Clinical activity observed in Ph 1
- Minimal adverse events (Ph 1)
- Easily administered

Cretostimogene*
- Complex process
- Cold chain storage required
- Oncolytic virus biosafety
- Possible need for urine, facilities decontamination

4 prewashes + administration

TAR-200
- Procedure room and cystoscopy likely required to place and remove
- ≥Grade 3 AEs

Insertion and removal every 3 weeks

Adstiladrin
- 3-10 hr vial thaw
- Use w/in 24hrs once thawed
- Anticholinergic premedication, biosafety precautions, urine bleaching

Estimated 4-10 hour total process

* BSL2-like handling recommendations are likely based on precedent described in USPI for Imlygic, an FDA-approved, locally administered oncolytic virus, as well as handling recommendations for oncolytic viruses as reported by the Oncology Nursing Society. Detailed preparation and/or administration instructions have not yet been reported for cretostimogene. Other information based on CG Oncology's non-confidential investor presentation.

** Based on USPI. Once thawed, Adstiladrin vial must be used within 24 hours. Adstiladrin prescribing information also advises that "persons who are immunocompromised or immunodeficient may be at risk for disseminated infection from ADSTILADRIN due to low levels of replication-competent adenovirus." 4-10 hour total process estimated based on vial thaw requirement timing and estimated pharmacy preparation times.

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Patient Friendly Design Makes for Ease of Experience



Detalimogene

- One hour administration time
- No post treatment action
- No washes

Cretostimogene*

- Virus exposure precautions likely
- Prewashes extend chair time
- Possible contact restrictions with loved ones

4 prewashes + administration

TAR-200

- Device insertion and cystoscopic removal
- Potential foreign body sensation when urinating

Insertion and removal every 3 weeks

Adstiladrin**

- Virus exposure precautions
- Extended clinic visit time,
- 48 hours of urine bleaching

Estimated 4-10 hour time in-clinic

* BSL2-like handling recommendations are likely based on precedent described in USPI for Imlygic, an FDA-approved, locally administered oncolytic virus, as well as handling recommendations for oncolytic viruses as reported by the Oncology Nursing Society. Detailed preparation and/or administration instructions have not yet been reported for cretostimogene. Other information based on CG Oncology's non-confidential investor presentation.
** Based on USPI. Once thawed, Adstiladrin vial must be used within 24 hours. Adstiladrin prescribing information also advises that "persons who are immunocompromised or immunodeficient may be at risk for disseminated infection from ADSTILADRIN due to low levels of replication-competent adenovirus." 4-10 hour total in-clinic time estimated based on vial thaw requirement timing, estimated pharmacy preparation times, and administration timing.

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Viral Gene Therapies Nadofaragene firadenovec (Adstiladrin) Cold-chain storage required Burdensome handling requirements Post-treatment biocontainment Similar limitations expected for cretostimogene grenadenorepvec Bacterial Immunotherapy Bacille Calmette-Guerin (BCG) Global supply chain challenges limit availability of critical TICE strain for foreseeable future Tolerability (e.g., bladder spasms) Drug/Device Combos and Chemo Gemcitabine/TAR-200 (not approved) Burdensome placement Higher incidence of ≥Gr3 AEs (e.g., urosepsis) Recombinant Immunotherapy and CPIs Pembrolizumab (Keytruda): Substantial risk of severe, systemic AEs that urologists cannot manage Requires systemic IV infusion Nogapendekin alfa inbakicep + BCG (Anktiva) Supply-limited due to BCG co-administration requirement Non-viral genetic medicine Detalimogene Complementary Investigational Therapies Should Transform and Expand NMIBC Market Shift in NMIBC management paradigm drives projected market growth to >$20B Patients expected to be sequentially treated with multiple therapies 20 Gr3 = Grade 3 NMIBC Market Forecast based on internal estimates utilizing multiple source data

Experience Developing and Commercializing Highly Successful Medicines



RON COOPER
Chief Executive Officer

Chief Executive Officer, Albireo Pharma

President, Europe, Bristol Myers Squibb



RAJ PRUTHI, MD MHA FACS
Chief Medical Officer

Global Medical Affairs Lead, TAR-210 Bladder Cancer Program, Johnson&Johnson

Professor and Chair, Dept of Urology, UCSF

Member, AUA/SUO NMIBC Guidelines



RYAN DAWS
Chief Financial Officer

CFO Roles: Concert Therapeutics, Obsidian Therapeutics

Investment Banker Roles: Cowen, Stifel, Baird



ANTHONY CHEUNG, Ph.D
Chief Technology Officer

Co-founder, enGene (CEO through 2018)

Co-inventor on all key enGene patents

Former Committee Member, ASGCT Industry Liaison Committee (2008-2014)

EY Entrepreneur of the Year Finalist (2017)



JAMES SULLIVAN, Ph.D
Chief Scientific Officer

VP, Pulmonary Discovery, Translate Bio

Executive Director, Sana Biotechnology

Director, R&D, Vertex Pharmaceuticals



ALEX NICHOLS, Ph.D
President and Chief Operating Officer

Co-Founder and CEO, Mythic Therapeutics

Co-Founder, Cogen Therapeutics

Associate, Flagship Pioneering



LEE GIGUERE
Chief Legal Officer and Secretary

CLO, Obsidian Therapeutics

General Counsel, Chiasma Inc.

Other legal roles: Karyopharm Therapeutics, Boston Scientific, Goodwin Procter

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Detalimogene Voraplasmid for NMIBC Designed to be a practice-changing therapy requiring no change in practice Detalimogene voraplasmid was formerly referred to as EG-70 NMIBC = Non-muscle invasive bladder cancer NMIBC Market Forecast based on internal estimates utilizing multiple source data Highly Differentiated Investigational Product Explosive Transformational Market Opportunity Near Term Commercial Opportunity Well-capitalized, with cash projected into 2027 BLA filing mid ‘26 (est.) Unique combination of clinical activity, tolerability, ease of use NMIBC market forecast >$20B

Non-Viral Genetic Medicine Additional Slides

Data cutoff 8.22.2023; **E means ‘expansion’; †, Patient or physician declined to continue on investigational agent to pursue other modes of treatment (e.g., surgery) † †, One additional patient was dosed in this group but later deemed by the independent DSMB to be ineligible and excluded from ‘efficacy set’ First-in-Human Ph1 LEGEND Demonstrated Clinical Activity

Detalimogene is Designed to Streamline Administration and Ease the Experience for Patients and Clinicians

Detalimogene: As designed, no vial thaw, simple preparation; no pre/post treatment protocol

- Preparation: can be conducted on open table or benchtop; no special handling
- Instillation and dwell (60m)
- (No post-treatment urine bleaching required)

BCG-TICE: Risk of infection for patients and caregivers; longer, uncomfortable dwell time; urine decontamination burden

- Preparation: mask/gown minimally required ††
- BCG instillation and dwell (120m) ††
- 6-hour period of required urine bleaching ††

Adstiladrin: Vial thaw introduces preparation bottleneck; elevated biosafety procedures required; additional pre/post treatment burden for patients

- Anticholinergic premedication*
- **3-10 hour** vial thaw*
- Preparation: "Universal biosafety precautions" required; USPI contains infection risk warning*
- Adstiladrin instillation and dwell (60m)*
- 48-hour period of required urine bleaching*

Cretostimogene: (Based on publicly available data): Complex process with unclear vial thaw, biosafety, and urine decontamination requirements

- *~10m thaw*
- Preparation and Handling: BSL2-like handling likely recommended**
- Saline Wash
- DDM Wash
- Saline Wash
- DDM Re-infusion and dwell (15m)
- Cretostimogene dwell (45-60m)
- *Urine bleaching requirements not reported*

†† Based on USPI.

* Based on USPI. Note: Once thawed, Adstiladrin vial must be used within 24 hours. Adstiladrin prescribing information also advises that "persons who are immunocompromised or immunodeficient may be at risk for disseminated infection from ADSTILADRIN due to low levels of replication-competent adenovirus."

** BSL2-like handling recommendations are likely based on precedent described in USPI for Imlygic, an FDA-approved, locally administered oncolytic virus. Detailed preparation and/or administration instructions have not yet been reported for cretostimogene. Other information based on CG Oncology's non-confidential investor presentation.

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